UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2014

ABAKAN INC.

(Exact name of registrant as specified in its charter)

Nevada

000-52784

98-0507522

(State or other jurisdiction

(Commission

(IRS Employer

of incorporation)

File Number)

Identification No.)

2665 S. Bayshore Drive, Suite 450, Miami, Florida  33133

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (786) 206-5368

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR

240.14d-2(b))

□

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR

240.13e-4(c))

ITEM 5.02

DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF

DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(b)

Effective  February  7,  2014,  the  board  of  directors  of  Abakan  Inc.  (“Company”)  accepted  the resignation  of  David  Charbonneau  as  a  chief  financial  officer  and  principal  accounting  officer  of  the

Company.

(c)

Effective  February  7,  2014,  the  board  of  directors  appointed  Costas  Takkas  as  its  chief  financial officer and principal accounting officer. Mr. Takkas is fifty six (56) years old.

Mr. Takkas brings to his new positions management skills and an expert accounting background with over 30 years of accounting, management and consultancy experience. Mr. Takkas, a practicing Chartered

Accountant has acted as a director and officer of numerous development-stage public companies involved with projects in the technology, mining, construction, gaming, drug development and medical equipment industries. Mr. Takkas is a member of the Institute of Chartered Accountants in England & Wales (ACA)

and graduated with a B.Sc. (Honors) in Physics and an Associate Royal College of Science (ARCS) from the Imperial College of Science and Technology, University of London in 1978.

Mr. Takkas has not entered into an agreement with the Company in connection with his appointment as chief financial officer and principal accounting officer. However, Mr. Takkas is currently compensated for his service as the general manager of one of the Company’s subsidiaries pursuant to agreement. The

Company intends to revise Mr. Takkas’ agreement to reflect his new duties.

Mr. Takkas has not entered into any arrangement or understanding with any other persons in connection with his appointment as the Company’s chief financial officer and principal accounting officer.

Mr. Takkas is not related to any director, executive officer or person nominated or chosen by the

Company to become a director or executive officer.

Mr. Takkas has entered into certain related transactions with the Company in connection with his prior employment as chief financial officer and principal accounting officer of the Company pursuant to which he was granted 200,000 stock options at an exercise price of $0.65 all of which stock options have since vested. He was granted an additional 200,000 options at an exercise price of $1.25 on December 5, 2013,

that remain subject to vesting provisions.. Mr. Takkas is also the General Manager of the Company’s

Cayman Islands based subsidiary AMP Distributors Inc. SEZC.

_____________________________________________________________________________________

ITEM 7.01

REGULATION FD DISCLOSURE

Attached hereto as Exhibit 99.1, is a corporate presentation that includes certain financial projections for the years 2014 -2018 as part of a business development update for the shareholders of the Company and other interested parties. Our corporate presentation is also available for view on the Company’s website at

www.abakaninc.com.

The information in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall same be deemed to be incorporated by reference in any filings under the Securities Act of 1933, as amended, or the Securities and Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in any such filings, except to the extent expressly set forth by specific reference in such filing.

Financial Projections

The Company does not, as a matter of course, make public forecasts or projections as to future financial performance. However, in 2014, due to the pace of business development, management determined to publish certain prospective financial information that projects future financial performance with a view towards keeping those interested in the Company’s development abreast of our expectations.

None of these projections were prepared with a view towards public disclosure though same were prepared on a reasonable basis to reflect the best estimates and judgments available as of the date of preparation to the best of management’s knowledge and belief, to indicate the expected course of action and the expected future financial performance of the Company. However, these financial projections are not fact and should not be relied upon as being indicative of future results, and readers of this Current

Report on Form 8-K are cautioned not to place undue reliance on these financial projections. Neither our independent auditors, nor any other independent accountants, have compiled, examined, or performed any procedures with respect to the financial projections furnished herewith, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and they assume no responsibility for, and disclaim any association with, these financial projections.

While presented with numeric specificity, the financial projections furnished herewith reflect numerous important assumptions, many of which are highly subjective, made by our management in light of business, industry and market conditions at the time of preparation. The assumptions used in preparing the furnished financial projections are included with the projections.

The Company does not intend to update or otherwise revise the financial projections to reflect circumstances existing or events occurring, including changes in general economic or industry conditions,

since its preparation, even if any or all of the underlying assumptions are shown to be in error.

Use of Non-GAAP Financial Measures

As a general matter, the Company provides its financial results in accordance with accounting principles generally accepted in the United States (GAAP). The Company also uses non-GAAP financial measures in addition to and in conjunction with corresponding GAAP measures to help analyze the performance of its core business, in connection with the preparation of annual budgets. Providing non-GAAP financial measures is not an alternative to GAAP financial measures and may differ from the non-GAAP financial measures used by other companies, including the Company’s competitors. Non-GAAP financial measures reflect an additional way of viewing aspects of the Company’s operations that, when viewed with GAAP results and the reconciliation of corresponding GAAP financial measures, provide a more complete understanding of the Company’s results of operations and the factors and trends affecting our business.

However, non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP. In particular, the

Company presents adjusted EBITA, which is a non-GAAP financial measure. Adjusted EBITA is calculated as earnings, adjusted to exclude certain expenses, including goodwill impairment, stock based compensation, expenses associated with a review of the Company’s stock option granting practices,

foreign exchange gains and losses, purchase accounting adjustments, certain non-recurring charges and gains, interest, taxes and depreciation and amortization. Adjusted EBITA is calculated by dividing adjusted EBITA by revenues. The Company believes that the most directly comparable GAAP financial measure to adjusted EBITA is net income (loss).

The Company has not included in this Current Report on Form 8-K a reconciliation of the forward-

looking non-GAAP financial measure adjusted EBITA to the most directly comparable GAAP financial measure of net income (loss) because, due to variability and difficulty in making accurate forecasts and projections or certain information not being ascertainable or accessible, not all of the information necessary for a quantitative reconciliation of forward-looking non-GAAP financial measure to the most directly comparable GAAP financial measures is available to the Company without unreasonable effort.

The probable significance of providing these forward-looking non-GAAP financial measures without the directly comparable GAAP financial measures is that such GAAP financial measures may be materially different from the corresponding non-GAAP financial measures.

Financial Projections are Forward Looking Statements

All the expectations, plans and assumptions contained in and used to prepare the attached financial projections, as wells as the projections themselves, constitute forward-looking statements that involve risks and uncertainties. Accordingly, there can be no assurance that the financial projections are indicative of our future performance or the actual results will not differ materially from those presented in the financial projections. Inclusion of financial projections in this Current Report on Form 8-K should not be regarded as a representation of any person that the results contained in the financial projections will be achieved. Examples of forward-looking statements include, but are not limited to, assumptions contained in the financial projections with respect to annual revenue growth, cost of revenues, gross profit, and overhead or operating expenses, Examples of forward-looking statements that underlie these assumptions include (i) our beliefs regarding the bases for growth and our expectations regarding the future growth of our business; (ii) our expectations regarding future cash generating capability; (iii) our belief regarding the positioning of our business and decisions we have made and continue to make in response to a competitive economic environment; (iv) our expectations regarding revenue growth; (v) our expectations regarding our ability  to implement and achieve and achieve profitability in connection with our growth initiatives; and (vi) our expectations for EBITA, adjusted EBITA and capital expenditures in 2014-2018.

Important factors that could cause actual results to differ materially from such forward-looking statements include, but are not limited to (i) the emergence  of new competitive initiatives that result from rapid technological advances, (ii) changes in business conditions and volatility or uncertainty in the markets that we serve, (iii) our ability to execute our business plan, (iv) the extent of adoption of our products and services, (v) fluctuations in the market and pricing for our products and services, (vi) the other risk and uncertainties described in “Risk Factors” in our Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on August 29, 2013 and our subsequent Quarterly Reports on Form

10-Q filed with the SEC on October 15, 2013 and January 9, 2014. Such forward looking statements are only as of the date made, and we have no current intention to update any forward-looking statements.

_____________________________________________________________________________________

ITEM 8.01

OTHER EVENTS

_____________________________________________________________________________________

The Company has determined to focus on its core cladding business and to fulfill this objective is in the process of effecting changes to asset holdings and personnel. Management has been authorized to finalize certain agreements with its minority owned subsidiary, Powdermet, Inc. (“Powdermet”) and its principal

Andrew Sherman that would cause the Company to exchange its 41% minority interest in Powdermet for

Powdermet’s remaining interest in MesoCoat, Inc. (“MesoCoat) and four (4) million shares of the

Company. The consummation of the anticipated transaction would result in MesoCoat becoming a 100%

owned subsidiary of the Company. The exchange would include Mr. Sherman’s agreement to cancel one million (1,000,000) stock options exerciseable at a price of $0.60 per share and his resignation as a

Company director and as the president of MesoCoat. The Company has slated Mr. Stephen Goss to become MesoCoat’s new president in the event the exchange transaction closes. Mr. Goss worked for over 35 years as an executive for multinationals in Brazil and Venezuela and has consulted for various international conglomerates operating in South America. Should the transaction not close, the Company intends to offer its Powdermet equity interest for sale to third parties.

The definitive agreements required to document this proposed transaction are not final as of the date of this Current Report on Form 8-K.

__________________________________________________________________________________

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is included as part of this Current Report:

Exhibit No.

Description

99.1

Abakan Inc. corporate presentation dated February 10, 2014.

___________________________________________________________________________________

_____________________________________________________________________________________

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Abakan Inc.

Date

By: /s/ Robert H. Miller

February 10, 2014

Name: Robert H. Miller

Title: Chief Executive Officer